Exhibit 10.1

            EMPLOYMENT AGREEMENT dated as of May 2, 2000, between OPUS360 CORPORATION, a Delaware corporation (the "Company"), and MARY ANNE WALK (the "Employee").

            WHEREAS, the Company desires to employ the Employee as the Executive Vice President-Human Resources of the Company; and

            WHEREAS, the Employee desires to accept such employment by the Company, on the terms and subject to the conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Employee hereby agree as follows:

      Section 1. Employment.

            The Company hereby employs the Employee, and the Employee hereby accepts employment by the Company, upon the terms and subject to the conditions hereinafter set forth.

      Section 2. Term of Employment.

            The Employee's employment hereunder shall be for the period commencing on May __, 2000 (the "Start Date") and ending on the day immediately prior to the third anniversary of the Start Date (the "Base Term"); provided, however, unless earlier terminated pursuant to the provisions of Sections 6, 7, 8 or 9 hereof, the Base Term shall be automatically renewed and extended for successive one-year terms without further act of the parties (each, a "Renewal Term" and together with the Base Term, collectively, the "Employment Period"), unless either the Company or the Employee gives the other party hereto at least 45 days prior written notice before the end of the Employment Period of such party's intent not to renew this Agreement (each, a "Right Not To Extend").

      Section 3. Duties.

            The Employee shall be employed as the Executive Vice President-Human Resources of the Company or in such other position as the Company and the Employee shall agree in writing. The Employee shall report to the President and Chief Operating Officer of the Company. The Employee shall perform such duties and services as are appropriate and commensurate with the Employee's position as Executive Vice President-Human Resources of the Company and as are otherwise consistent in stature and prestige with the position of Executive Vice President of a corporation with similar operations as the Company, and shall perform such additional duties and services which are similarly consistent with such position as may reasonably be assigned to him from time to time by the President and the Chief Operating Officer. The Employee shall be based in the New York City metropolitan area.

      Section 4. Time to be Devoted to Employment.

            (a) Except for three weeks vacation during each 12-month period worked (in addition to public holidays), absences due to temporary illness and time spent as a director in respect of a directorship held by the Employee on or prior to the Start Date, the Employee shall devote substantially all of his business time, attention and energies to the business and affairs of the Company during the Employment Period.

            (b) During the Employment Period, the Employee shall not engage in any other business activity which conflicts with the duties of the Employee hereunder, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided, however, to the extent not in conflict with this
Section 4, the Employee shall not be prohibited from (i) serving as an officer, director, trustee or otherwise participating in purely educational, welfare, social, charitable, religious and civic organizations, or (ii) managing personal and family investments, in each case to the extent such activities (A) do not interfere or conflict in any material respect with the performance of his duties and responsibilities hereunder and (B) are conducted in accordance with the limitations of Section 11. Except with the prior written approval of the Board (excluding the Employee if he should be a member of the Board at the time of such determination), which the Board may grant or withhold in its sole and absolute discretion, the Employee, during the Employment Period, will not serve on the board of directors or similar body of any business entity other than the Company or any subsidiary thereof (other than with respect to any directorship held by the Employee on or prior to the Start Date, which directorships, if any, have been disclosed in writing by the Employee to the Company).

      Section 5. Compensation; Reimbursement.

            (a) During the Employment Period, the Company (or at the Company's option, any subsidiary or affiliate thereof) shall pay to the Employee an annual salary (the "Base Salary") of not less than $250,000, payable semi-monthly. Such Base Salary will be reviewed at least annually and may be increased by the Board or the Board's designee (excluding the Employee if he should be a member of the Board at the time of such determination) in its sole discretion. Effective as of any such increase, the Base Salary as so increased shall be considered the new Base Salary for all purposes of this Agreement and may not thereafter be reduced.

            (b) The Employee shall be eligible to receive an annual bonus of no less than one hundred thousand dollars ($100,000) during each calendar year of the Employment Period (pro-rated for partial calendar years of employment by the Company with such pro ration for the year 2000 to be made as if the calendar year 2000 began on February 1, 2000) based upon his achievement of performance criteria mutually agreed upon by the Employee and the Company. The performance criteria for the first year of the Employment Period shall be satisfied in the event that the Company achieves gross revenue of $15 million for calendar year 2000. With respect to subsequent calendar years, it is expected that the performance criteria will be based on increasing gross revenue targets to be agreed upon within thirty (30) days after each anniversary of this Employment Agreement and that such targets shall be consistent with and no higher than


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

the performance targets established for the President and Chief Operating Officer of the Company for such calendar year.

            (c) During the Employment Period and to the extent available to senior executive officers of the Company, the Employee shall be entitled to participate in all of the Company's benefit plans, pension and retirement plans, life insurance, hospitalization and surgical and major medical coverages, sick leave, vacation and holiday policies, long-term disability coverage and such other fringe benefits enjoyed by other senior executive officers of the Company. Notwithstanding anything to the contrary contained in this Section 5(c), at no time during the Employment Period shall the long-term disability coverage and life insurance benefits that the Company provides to the Employee be reduced to a level below that being provided to the Employee as of the Start Date.

            (d) The Company shall reimburse the Employee, in accordance with the practice from time to time for other senior executive officers of the Company, for all reasonable and necessary traveling expenses, disbursements and other reasonable and necessary incidental expenses incurred by him for or on behalf of the Company in the performance of his duties hereunder upon presentation by the Employee to the Company of appropriate vouchers.

            (e) The Company granted the Employee, on the respective dates of grant, (i) options (the "ISO") to purchase up to 43,904 shares of common stock of the Company (the "Common Stock") pursuant to the terms and conditions of written option agreements between the Company and the Employee, as amended, the forms of which are attached hereto as Exhibit A (the "ISO Agreements"), which shall contain all of the terms and conditions of the ISO and (ii) options (the "NSO" and together with the ISO, the "Options") to purchase up 286,096 shares of Common Stock pursuant to the terms and conditions of written option agreements between the Company and the Employee, as amended, the forms of which are attached hereto as Exhibit B (the "NSO Agreements" and together with the ISO Agreements, the "Stock Option Agreements"), which shall contain all of the terms and conditions of the NSO. 66,000 of the Options shall vest on the date of grant and the remaining 264,000 of the Options shall vest over three years, 6/36 of such amount shall vest on the six month anniversary of the date of grant and 1/36 of such amount shall vest each month thereafter. The Company shall at least once each year commencing in 2001 consider the Employee for future annual or other grants of stock options and other equity awards on at least the same basis as such options and equity awards are granted to other senior executive officers.

            (f) The Employee authorizes the Company to deduct from any amounts payable to him hereunder such sums as may be required to be deducted or withheld under the provisions of any federal, state or local law or regulation now in effect or hereafter put into effect during the term of this Agreement, including, without limitation, social security and income withholding taxes.

      Section 6. Involuntary Termination.


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

            (a) If the Employee is incapacitated or disabled by accident, sickness or other cause so as to render him mentally or physically incapable of performing the services required to be performed by him under this Agreement for a period of 120 consecutive days or longer, or 150 days or longer during any 200 day period (such condition being herein referred to as a "Disability"), prior to the Employee resuming the performance of his duties as contemplated herein, the Company may terminate the employment of the Employee under this Agreement (an "Involuntary Termination"). Until the Company or the Employee shall have terminated the Employee's employment hereunder, the Employee shall be entitled to receive his compensation and other benefits as set forth in this Agreement notwithstanding any such Disability.

            (b) Any determination as to whether the Employee is subject to a physical or mental incapacity shall first be made by the Board (excluding the Employee if he should be a member of the Board at the time of such determination) in its good faith judgment; provided, however, if any such determination is disputed by the Employee, the matter shall be referred to a licensed physician practicing within New York, New York or a 50-mile radius thereof and selected by the Board and the Employee, and the determination of Disability made by such physician shall be final and binding on both the Employee and the Company. The Employee represents and warrants to the Company that, to the best of his knowledge, he does not have a Disability as of the date hereof.

            (c) If the Employee dies during the Employment Period, his employment hereunder shall be deemed to cease as of the date of his death, and the termination of his employment occasioned thereby shall be deemed an Involuntary Termination.

      Section 7. Termination for Cause or Without Cause.

            (a) The Company may terminate the Employee's employment hereunder at any time during the Employment Period for "Cause" (a "Termination for Cause"). Prior to, and in connection with, any Termination for Cause, (1) the President and Chief Operating Officer of the Company or their respective designee shall give written notice to the Employee of the specific circumstances which may constitute the basis for a Termination for Cause, (2) the Employee shall be provided with ten (10) days to cure the basis for a Termination with Cause (but only if such basis is capable of cure), and (3) the Board shall have determined, in its sole discretion (so long as not arbitrary or capricious), by a vote of not less three-fourths (3/4) of the Board (excluding the Employee if he should be a member of the Board at the time of such determination) at a meeting called and held for such purpose, after reasonable notice to the Employee and an opportunity for the Employee, together with his counsel, to be heard before the Board, that the Company has Cause to terminate the Employee's employment. For purposes of this Agreement, "Cause" shall be limited to:

                  (i) the gross negligence or willful refusal or failure by the Employee to attempt to substantially perform the duties described in
      Section 3 (other than any failure resulting from an illness or other similar incapacity or disability);


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

                  (ii) the Employee's conviction of, or plea of nolo contendere to, misappropriation of funds, properties or assets of the Company, or any other act of fraud, theft or financial dishonesty involving the Company or its subsidiaries, or slander or libel concerning the Company or a material tort relating to his office or employment with the Company that has a material adverse effect on the Company;

                  (iii) the material breach by the Employee of the provisions of this Agreement including, without limitation, the covenants set forth in Sections 11 and 12 hereof;

                  (iv) the Employee's conviction of, or plea of nolo contendere to, a crime constituting a felony (other than a traffic violation) or any criminal act involving moral turpitude; or

                  (v) the Employee's inability to perform his duties as a result of alcohol or drug abuse, chronic alcoholism or drug addiction.

            (b) The Company may terminate the Employee's employment hereunder at any time during the Employment Period without "Cause" by providing written notice of such termination to the Employee (a "Termination Without Cause") at least five days prior to such Termination Without Cause or pay in lieu of such notice.

      Section 8. Termination for Poor or Incompetent Performance.

            The Company may not terminate the Employee's employment hereunder at any time during the first year of the Base Term for the Employee's poor or incompetent performance of his duties or responsibilities hereunder. Thereafter, the Company may terminate the Employee's employment hereunder at any time for poor or incompetent performance ("Termination for Poor or Incompetent Performance"); provided that the Board shall have determined, in its sole discretion (so long as not arbitrary or capricious), by a vote of not less three-fourths (3/4) of the Board (excluding the Employee if he should be a member of the Board at the time of such determination) at a meeting called and held for such purpose, after reasonable notice to the Employee and an opportunity for the Employee, together with his counsel, to be heard before the Board, that the Employee's performance hereunder has been poor or incompetent.

      Section 9. Termination for Good Reason or by Resignation.

            (a) The Employee may terminate his employment hereunder at any time during the Employment Period for "Good Reason."

            (b) For purposes of this Agreement:


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

                  (i) "Good Reason" means (A) a reduction in the title or any material reduction in the authority, duties, responsibilities, compensation, benefits or reporting line of the Employee from those on the Start Date, where such reduction or material reduction is not cured within 10 days after written notice thereof by the Employee to the Company, (B) a Change of Control, if (1) within one (1) year of such Change of Control the employment of the Employee is terminated by the Company for any reason, or (2) during the 30-day period commencing 6 months after a Change of Control the Employee terminates his employment for any or no reason,
      (C) a material breach by the Company of this Agreement, which breach is incurable or otherwise not cured within 10 days after written notice thereof by the Employee to the Company, (D) the failure of the Company to grant the Employee the Options pursuant to the Stock Option Agreements provided for in Section 5(e) of this Agreement, or (E) the failure of the Company to obtain a satisfactory agreement from any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume and agree to perform this Agreement to the same extent that the Company is required to perform it, in each case without the prior written consent or waiver of the Employee.

                  (ii) the Employee's continued employment shall not constitute consent to or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder.

                  (iii) "Change in Control" of the Company shall be deemed to have occurred if:

                         (A) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger own a majority of the common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company;

                         (B) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

                         (C) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than Ari B. Horowitz, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the outstanding Common Stock.


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

            (c) The Employee may terminate his employment hereunder at any time during the Employment Period without "Good Reason" by providing written notice of such termination to the Company (a "Resignation") at least five days prior to such Resignation.

      Section 10. Effect of Termination of Employment.

            (a) Termination For Cause or by Resignation. Upon the termination of the Employee's employment hereunder pursuant to a Termination For Cause or a Resignation, neither the Employee nor his beneficiary or estate shall have any further rights or claims against the Company under this Agreement except to receive:

                  (i) any unpaid portion of the Base Salary provided for in
      Section 5(a), computed on a pro rata basis to the date of termination;

                  (ii) cash compensation equal to the product of (A) the number of days of accrued vacation, if any, accumulated by the Employee to the date of termination divided by 365 multiplied by (B) the Base Salary;

                  (iii) reimbursement for any expenses for which the Employee shall not have theretofore been reimbursed as provided in Section 5(d);

                  (iv) any bonus from the prior calendar year which has been earned but not yet paid; and

                  (v) all vested benefits under any compensation or employee benefit plan maintained by the Company, whether funded or unfunded, accrued through the date of termination.

            (b) Involuntary Termination. Upon the termination of the Employee's employment hereunder pursuant to an Involuntary Termination, neither the Employee nor his beneficiary or estate shall have any further rights or claims against the Company under this Agreement except the right:

                  (i) to receive the payments and benefits, if any, equal to those provided for in Section 10(a) hereof;

                  (ii) to receive monthly cash severance payments in an amount equal to one-twelfth of the cash compensation (including Base Salary and bonus) received by the Employee during the 12-month period immediately prior to the date of termination under this subsection; provided, however, that if such termination occurs prior to the date of payment of any bonus for calendar year 2000, the bonus amount for such calculation shall be deemed to be $67,000 (such monthly payments, "Monthly Severance"), for a period of twelve (12) months;


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

                  (iii) to be credited with one additional year of employment for purposes of calculating the Employee's vested interest in the Options and any other stock options and equity awards granted to the Employee during the Employment Period, which Options and other options shall vest according to their original schedule as if the Employee's employment hereunder had continued for twelve (12) months from the date of Involuntary Termination, and all such Options and other options shall be exercisable by the Employee for their full remaining term; and

                  (iv) in the case of termination due to a Disability, to receive all benefits pursuant to Section 5(c) above for a period of twelve
      (12) months following the date of such termination.

            (c) Termination Without Cause or With Good Reason. Upon the termination of the Employee's employment hereunder pursuant to a Termination Without Cause or With Good Reason, neither the Employee nor his beneficiary or estate shall have any further rights or claims against the Company under this Agreement except the right:

                  (i) to receive the payments and benefits, if any, equal to those provided for in Section 10(a) hereof;

                  (ii) to receive Monthly Severance, for a period lasting the longer of (A) twelve (12) months, or (B) the remainder of the Base Term; provided, however, that the Employee will not be entitled to any such payments in the event that the Employee becomes employed by another entity during the period that such payments would otherwise be due;

                  (iii) to become fully vested in all of the Options and any other stock options and equity awards granted to the Employee during the Employment Period, which Options and other options shall vest according to their original schedule as if the Employee's employment hereunder had continued until all such Options and other options had fully vested, and all such Options and other options shall be exercisable by the Employee for their full remaining term; and

                  (iv) to receive all benefits pursuant to Section 5(c) above for a period lasting the longer of (A) twelve (12) months from the date of Termination Without Cause or With Good Reason, or (B) the remainder of the Base Term; provided, however, that the Employee will not be entitled to any such benefits in the event that the Employee becomes employed by another entity during the period that such benefits would otherwise be due.

            (d) Termination for Poor or Incompetent Performance. Upon termination of the Employee's employment hereunder pursuant to a Termination for Incompetence or Non-Performance, neither the Employee nor his beneficiary or estate shall have any further rights or claims against the Company under this Agreement except the right:


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

                  (i) to receive payments and benefits, if any, equal to those provided for in Section 10(a) hereof;

                  (ii) to receive Monthly Severance, for a period of twelve (12) months; provided, however, that the Employee will not be entitled to any such payments in the event that the Employee becomes employed by another entity during the period that such payments would otherwise be due; and

                  (iii) to be credited with twelve (12) additional months of employment for purposes of calculating the Employee's vested interests in the Options and any other stock options and equity awards granted to the Employee during the Employment Period, which options shall vest according to their original schedule as if the Employee's employment hereunder had continued for twelve (12) months from the date of the Termination for Poor or Incompetent Performance, and all such Options and other options shall be exercisable by the Employee for their full remaining term.

                  (iv) to receive all benefits pursuant to Section 5(c) above for a period of twelve (12) months following the date of such Termination for Poor or Incompetent Performance; provided, however, that the Employee will not be entitled to any such benefits in the event that the Employee becomes employed by another entity during the period that such benefits would otherwise be due.

            (e) Termination Based on the Employee's Right Not To Extend. Upon the termination of the Employee's employment hereunder pursuant to the Employee's Right Not To Extend, neither the Employee nor his beneficiary or estate shall have any further rights or claims against the Company under this Agreement except the right to receive the payments and benefits, if any, equal to those provided for in Section 10(a) hereof.

            (f) Termination Based on the Company's Right Not To Extend. Upon the termination of the Employee's employment hereunder pursuant to the Company's Right Not To Extend, neither the Employee nor his beneficiary or estate shall have any further rights or claims against the Company under this Agreement except the right:

                  (i) to receive the payments and benefits, if any, equal to those provided for in Section 10(a) hereof;

                  (ii) to receive Monthly Severance, for a period of twelve (12) months; provided, however, that the Employee will not be entitled to any such payments in the event that the Employee becomes employed by another entity during the period that such payments would otherwise be due;

                  (iii) to become fully vested in all of the Options and any other stock options and equity awards granted to the Employee during the Employment


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

      Period, which Options and other options shall vest according to their original schedule for twelve (12) months from the date of Termination Based on the Company's Right Not To Extend, and all such Options and other options shall be exercisable by the Employee for their full remaining term; and

                  (iv) to receive all benefits pursuant to Section 5(c) above for a period of twelve (12) months following the date of the termination of the Employee's employment hereunder pursuant to the Company's Right Not To Extend; provided, however, that the Employee will not be entitled to any such benefits in the event that the Employee becomes employed by another entity during the period that such benefits would otherwise be due.

            (g) If the Employee's employment with the Company hereunder is terminated pursuant to Sections 2, 6, 7, 8 or 9, the Employee shall not have the obligation to mitigate his damages as a result of such termination.

            (h) Any obligations of the Company to provide payments and benefits to the Employee under this Section 10 are expressly conditioned on the Employee's compliance with Sections 11 and 12 of this Employment Agreement.

            (i) Except to the extent requested by the Board, upon the date of termination, the Employee shall immediately resign all positions and directorships with the Company and each subsidiary thereof.

      Section 11. Non-Competition; Non-Solicitation.

            (a) In consideration of the compensation and other benefits to be provided to the Employee hereunder, the Employee shall not, directly or indirectly, for any reason whatsoever, during the Employment period and for a period of one year following the Employee's Termination for any reason, including without limitation Termination for Cause, Termination for Poor or Incompetent Performance, Termination without Cause, Termination by Employee with Good Reason, or Employee's Resignation:

                  (i) engage, become involved or acquire an interest in any Competitive Business (as hereinafter defined), whether such engagement, interest or involvement shall be as an employee, employer, manager, material investor, owner, consultant, lender, partner or other participant in any Competitive Business;

                  (ii) assist others in engaging in any Competitive Business in the manner described in the foregoing clause (i);

                  (iii) solicit or induce, or attempt to solicit or induce, employees of, consultants to, or independent contractors of, the Company or its subsidiaries to terminate their employment, engagement or affiliation with the Company or in


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

      any way interfere with the relationship between the Company or any of its subsidiaries, on the one hand, and any such employee of, consultant to, or independent contractor of the Company or any of its subsidiaries, on the other hand; or

                  (iv) knowingly employ or retain any such employee of, consultant to, or independent contractor of the Company or any of its subsidiaries during his or her employment, engagement or affiliation with the Company or any of its subsidiaries for a period of three months after the termination of such employee's, consultant's or independent contractor's employment, engagement or affiliation with the Company or any of its subsidiaries unless such retainer is not competitive, and does not interfere with, the simultaneous retention of such consultant or independent contractor by the Company.

            (v) induce customers or vendors of the Company; or any independent knowledge workers or other information technology professionals, or end user organizations that have a business relationship with the Company, to alter or terminate their business relationship with the Company or any of its subsidiaries; provided, however, that nothing contained in this Section 11 shall be deemed to prohibit the Employee from acquiring, directly or indirectly, solely as a passive investment, securities of any Competitive Business traded on any national securities exchange if the Employee is not a controlling person of, nor a member of a group which controls such person and does not, directly or indirectly, own 5% or more of any class of securities of such person. As used herein, the term "Competitive Business" shall mean any business which competes with the Company in the business of primarily providing labor resource management services or products relating to information technology professionals by means of business-to-business electronic commerce or any business or activity that is substantially the same as any business or activity conducted by the Company at any time during the Employee's employment with the Company within the geographic area that the Company is engaged in such business or activity as of the Start Date or upon such date that the Employee ceases to receive salary or severance payments from the Company (including, without limitation, any subsidiary thereof).

            (b) Notwithstanding any other provision of this Agreement to the contrary, any business activities engaged in by the Employee on behalf of, or in connection with the Employee's employment by, or service as a director or consultant to, any subsidiary or affiliate of the Company or in connection with a directorship held by the Employee on or prior to the Start Date, shall not be deemed to violate the provisions of this Agreement.

            (c) The Employee is aware that the services performed by him for the Company are of a special, unique and intellectual character and understands that the foregoing restrictions may limit his ability to earn a livelihood in a Competitive Business, but he nevertheless believes that he has received and will receive sufficient consideration and other benefits in connection with his employment to clearly justify such restrictions which, in any event, the Employee does not believe would prevent him from earning a


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

      living. Nothing herein contained shall prohibit the Employee from engaging in a business that is not a Competitive Business.

      Section 12. Non-Disclosure of Information.

            The Employee understands that he will have access to Confidential Information relating to the Company and agrees that he will not, at any time during or after the Employment Period, disclose to any person, firm, corporation or other entity, except as required by law, any Confidential Information concerning the business, clients or affairs of the Company or any subsidiary or affiliate thereof, or of any person which the Company or any of its subsidiaries is under an obligation to keep secret or confidential, for any reason or purpose whatsoever other than in furtherance of the Employee's good faith performance of his duties as an employee of the Company, nor shall the Employee make use of any of such Confidential Information for his own purpose or for the benefit of any person, firm, corporation or other business entity except the Company or any subsidiary or affiliate thereof. For purposes of this Agreement, "Confidential Information" shall include, without limitation, products or services, fees, costs, pricing schedules, designs, analyses, drawings, photographs, reports, computer software and hardware (including operating systems, applications and program listings), customers and clients, customer and client lists, marketing plans and related information, sales plans and related information, operating policies and manuals, business plans, financial records or practice management methods, inventions, devices, new developments, methods and processes, technology or trade secrets, know-how or techniques, whether patentable or unpatentatable and whether or not reduced to practice, and all similar and related information in whatever form.

      Section 13. Company Right to Inventions and Business Opportunities.

            (a) The Employee shall promptly disclose, grant and assign to the Company for its sole use and benefit any and all (i) discoveries, developments, designs, improvements, inventions, formulae, processes, techniques, computer programs, strategies, know-how and data, whether or not patentable or registerable under patent, copyright, trademark or similar statutes, together with all patent applications, patents, copyrights, copyright applications, trademarks, trademark applications and any reissues thereof that may at any time be granted for or upon any such inventions (the "Inventions") or (ii) business opportunities relating to the actual or anticipated business of the Company or any of its subsidiaries ("Business Opportunity"), presented to or learned by the Employee during the period of the Employee's employment with the Company prior to any termination of employment (whether or not during usual working hours).

            (b) The Employee shall promptly, without charge and at the expense of the Company, at all times hereafter execute and deliver such applications, assignments, descriptions and other instruments as may be reasonably necessary or proper in the reasonable opinion of the Company to (i) vest title to and enforce patents, copyrights, trademarks, improvements, technical information and methods and other rights and protections relating to the Inventions and (ii) to assign or otherwise establish such ownership of the Company in all rights in or to such Business

Opportunities, and to enable the Company to obtain and maintain the entire right and title thereto in any and all countries; and

            (c) The Employee shall render to the Company at its expense (including a reasonable payment for the time involved in case he is not then in its employ) all such assistance as it may reasonably require at times and locations agreed to by the Company and the Employer in the (i) prosecution of applications for the Inventions, in the prosecution or defense or interferences which may be declared involving the Inventions and in any litigation in which the Company may be involved relating to the Inventions, each including, without limitation, the execution of assignments, consents, powers of attorney, applications and other instruments and the giving of testimony in support thereof or (ii) confirmation and protection of such ownership of the Company in all rights in or to any Business Opportunities, provided, however, that such assistance shall not interfere with the Employee's employment or business activities.

            (d) The Employee shall deliver to the Company at the termination of the Employment Period, or upon the request of the Company, at any time, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Confidential Information, Inventions, Business Opportunities or the business of the Company or any of its subsidiaries, which he may then possess or have under his control, regardless of the location or form of such material and, if requested by the Company, shall provide the Company with written confirmation that all such materials have been delivered to the Company.

      Section 14. Enforcement.

            It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such amendment to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made; provided, however, that if any one or more of the provisions contained in this Agreement shall be adjudicated to be invalid or unenforceable because such provision is held to be excessively broad as to duration, geographical scope, activity or subject, such provision shall be deemed amended by limiting and reducing it so as to be valid and enforceable to the maximum extent compatible with the applicable laws of such jurisdiction, such amendment to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

      Section 15. Excise Taxes.

            To the extent that any of the payments and benefits provided for in this Agreement or otherwise payable to the Employee constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and, but for this Section 15, would be subject to the excise tax imposed by Section 4999 of the Code, then the Employee's benefits under this Agreement shall be payable either (i) in full or (ii) to such lesser amount as would result in no portion of severance payments being subject to excise tax under Section 4999 of the Code, which ever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and excise tax imposed by Section 4999, results in the receipt by the Employee on an after tax basis of the greatest amount of severance benefits provided pursuant to this Agreement, notwithstanding that all or some portion of such severance benefits may be taxable under Section 4999 of the Code. Unless the Company and the Employee otherwise agree in writing, any determination required under this Section shall be made in writing by an independent public accounting firm selected by the Employee and reasonably acceptable to the Company other than that used by the Company (the Accountants), whose determination shall be conclusive and binding upon the Employee and the Company for all purposes. For purposes of making the calculations required by this Section 15, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Section 280G and 4999 of the Code. The Company and the Employee shall furnish to the Accountants such information as the Accountants may reasonably request in order to make a determination under this Section 15 The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section 15.

      Section 16. Remedies; Survival.

            (a) The Employee acknowledges and understands that the provisions of this Agreement are of a special and unique nature, the loss of which cannot be accurately compensated for in damages by an action at law, and that the breach of the provisions of this Agreement would cause the Company irreparable harm. In the event of a breach by the Employee of the provisions of Section 11, 12, or 13 hereof, the Company shall be entitled to an injunction restraining him from such breach; provided, however, nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available for any breach of this Agreement.

            (b) Notwithstanding anything contained in this Agreement to the contrary, the provisions of Sections 9 through 18, including this Section 16, shall survive the expiration or other termination of this Agreement until, by their terms, such provisions are no longer operative.

            (c) It is understood and agreed that the provisions of Sections 11, 12 and 13 of this Agreement are separate and distinct from any other agreement between the parties hereto. Accordingly, in the event of a breach of such provisions, the breaching party shall only be held responsible for damages arising under such provisions and not for any damages which may be claimed to arise under or with respect to any other agreement that is not separately breached.

      Section 17. Notices.

            All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (i) delivered personally to the recipient, (ii) transmitted by facsimile or electronic mail (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day and, in the latter case, with receipt acknowledged by the recipient by return electronic mail) if faxed or e-mailed before 5:00 p.m. (New York City time) on a Business Day, and otherwise on the next Business Day (as hereinafter defined), (iii) two Business Days after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) five Business Days after being sent to the recipient by registered or certified mail (postage prepaid and return receipt requested). The term "Business Day" shall mean any day, other than a Saturday, Sunday or other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close. Such notices, demands and other communications shall be sent to the address for such recipient as set forth below (or to such other address or to the attention of such other person as the recipient party has specified by like notice):

                        (i)   if to the Company, to:

                              Opus360 Corporation
                              39 West 13th Street, 3rd Floor
                              New York, New York 10011
                              Attention: Richard Miller
                              Telephone: (212) 884-6300
                              Facsimile: (212) 599-8481
                              E-Mail:  rick@opus360.com

               with a copy (which shall not constitute notice) to:

                              O'Sullivan Graev & Karabell, LLP
                              30 Rockefeller Plaza
                              New York, NY 10012
                              Attention: John J. Suydam
                              Telephone: (212) 408-2471
                              Facsimile: (212) 728-5950
                              E-Mail:  jjs@ogk.com

                        (ii)  and, if to the Employee, to:

                              Mary Anne Walk
                              105 Greenwood Avenue
                              Madison, NJ  07940
                              Telephone: (973) 966-6357
                              Facsimile: (973) 301-0825

      Section 18. General Provisions.

            (a) Binding Agreement. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees and devisees. If the Employee should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the beneficiary designated by the Employee in a writing delivered to the Company, or if there be no such designated beneficiary, to his estate.

            (b) Governing Law and Choice of Jurisdiction and Venue. THE PROVISIONS OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS ENTERED INTO AND FULLY PERFORMED WITHIN THE STATE OF NEW YORK BY RESIDENTS OF THE STATE OF NEW YORK. WITH RESPECT TO ANY LAWSUIT OR PROCEEDING BROUGHT WITH RESPECT TO THIS AGREEMENT, EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK, (II) WAIVES ANY OBJECTION IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, (III) WAIVES ANY CLAIM THAT SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (IV) FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY.

            (c) Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement by the other party must be in writing and shall not operate or be construed as a waiver of any subsequent breach by such other party.

            (d) Complete Agreement; Amendments; Prior Agreements. This Agreement together with the Stock Option Agreements and the other agreements referred to herein contain the entire agreement between the parties with respect to the subject matter contained herein and supersede all prior agreements or understandings written or oral between the parties with respect thereto. This Agreement may not be amended, supplemented, canceled or discharged except by written instrument executed by both parties hereto.

            (e) Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

            (f) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is not a Business Day, the time period for giving notice or taking action shall be automatically extended to the immediately following Business Day.

            (g) Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            (i) Assignment. With respect to the Employee, this Agreement is personal in its nature and the Employee shall not assign or transfer this Agreement or any rights or obligations hereunder. The Company may in its sole discretion assign or otherwise transfer this Agreement and the provisions hereof (including, without limitation, Sections 11, 12 and 13) shall inure to the benefit of, and be binding upon, each successor of the Company, whether by merger, consolidation, transfer of all or substantially all assets, or otherwise.

            (j) Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice-versa.

            (k) Construction. Where specific language (such as the word "including") is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

            (l) Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments or supplements hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

            (m) Indemnification. The Company shall indemnify the Employee to the fullest extent permitted by applicable law and its certificate of incorporation and by-laws against all costs, charges and expenses incurred or sustained by the Employee in connection with his employment with the Company, other than as a result of actions taken by him in bad faith or due to his gross negligence. This indemnification obligation shall survive termination of this Agreement. In addition, during the Employment Period, the Company shall continue to maintain, and shall cover the Employee under, its Directors and Officers Liability Insurance and Errors and Omissions Insurance at coverage levels which are no less than those currently in effect.

            (n) Costs And Expenses of Agreement. All reasonable costs and expenses (including fees and disbursements of counsel) incurred by the Employee in negotiating the terms and conditions of this Agreement or any agreements ancillary to this Agreement shall be promptly reimbursed to the Employee by the Company together with a tax gross-up payment to cover all taxes due on such payment upon submission of an invoice therefor.

            (o) Arbitration. Prior to the commencement of any legal action to enforce any provision of this Agreement or to resolve any dispute arising under this Agreement, the Company and the Employee agree to notify the other for the purpose of determining whether the parties will agree to submit any such dispute to mediation or arbitration on mutually agreeable terms; provided, however, that the Company does not need to notify the Employee of its intent to file a legal action for a breach of Sections 12 or 13 hereof, nor must the Company seek to mediate or arbitrate any such dispute. Nothing in this Section 18(o) shall require the parties to mediate or arbitrate any disputes arising under this Employment Agreement.

                                     * * *

            IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

                              OPUS360 CORPORATION


                              By: /s/ Richard McCann
                              Name: Richard McCann
                              Title: Sr. VP, CFO


                              /s/ Mary Anne Walk
                              MARY ANNE WALK

                                   Exhibit A

            AMENDED AND RESTATED INCENTIVE OPTION AGREEMENT dated as of May__, 2000 (the "Agreement"), by and between OPUS360 CORPORATION, a Delaware corporation (the "Company"), and MARY ANNE WALK (the "Optionee").

            The Company and the Optionee are parties to the Existing Incentive Stock Option Agreement (as defined below), pursuant to which the Company agreed to grant to the Optionee on the Existing Grant Date (as defined below) an option to purchase shares of the Company's Common Stock. The parties hereto desire to amend and restate the Existing Incentive Stock Option Agreement to provide for, among other things, (i) the amendment of the (A) Existing Option Shares (as defined below) and (B) Existing Option Price and (ii) the modification and amendment of certain other terms and conditions of the Existing Incentive Stock Option Agreement. The Company and the Optionee desire and have agreed to amend and restate the Existing Incentive Stock Option Agreement in its entirety as and pursuant to this Agreement.

            As a material inducement to the Optionee to enter into the Employment Agreement (as defined below) the Company, the Company acting through its Board of Directors or a committee thereof and pursuant to the Plan, grants to the Optionee as of the Grant Date an option to purchase shares ("Shares") of the Company's Common Stock (as defined below) on the terms and subject to the conditions set forth in this Agreement. Certain definitions used herein are set forth in Section 12 hereto. This Agreement is the "ISO Agreement" referred to in
Section 5(e)(i) of the Employment Agreement.

            NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Incentive Stock Option Agreement shall be amended and restated in its entirety as follows:

                  The Plan.

            The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall control. A copy of the Plan may be obtained from the Company by the Optionee by request.

      Option; Option Price.

            On the terms and subject to the conditions of this Agreement, the Company hereby grants the Optionee as of the Grant Date the option (the "Option") to purchase up to 40,595 Shares (as adjusted from time to time to reflect any Adjustment Event, the "Option Shares") at a price equal to the of $9.11 per Share (as adjusted from time to time to reflect any Adjustment Event, the "Option Price"). The Option is intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Code.

            Any changes to the number of the Option Shares and the Option Price based on an Adjustment Event shall be made by the Board in good faith and shall be binding on and conclusive to the Optionee.

      Term.

            The term of the Option (the "Term") shall commence on February 1, 2000 (the "Grant Date") and shall expire at 5:00 p.m., New York time, on February 1, 2010, unless the Optionee's employment with the Company shall have theretofore been terminated for Cause, in which case the Option shall terminate as of the effective date of such termination of employment.

      Time of Exercise.

            Unless accelerated in the sole discretion of the Compensation Committee, the Option shall become exercisable, if at all, for the number of the Option Shares determined in accordance with the provisions of this Section 4.

            The Option with respect to the Option Shares shall become exercisable on the dates and in the numbers determined in accordance with the following schedule:

                                                Portion of Option
Vesting Date                                        Shares Vested
-----------------------------------------------------------------

Six-month anniversary of the Grant Date                6/36
Each month thereafter for 30 months                    1/36

            Upon the termination of the Optionee's employment with the Company, all vesting shall cease and the Option shall only be exercisable as to Vested Shares at the time of such termination provided, however that:

                  (i) upon the termination of the Optionee's employment with the Company pursuant to an Involuntary Termination, the Optionee will be credited with 12 additional months' employment after such termination and the Option shall continue to vest according to the vesting schedule set forth herein for such 12-month period, and shall be exercisable by the Optionee until the end of the Term;

                  (ii) upon the termination of the Optionee's employment with the Company without Cause or with Good Reason, the Option shall continue to vest according to the vesting schedule set forth herein until fully exercisable as if the Optionee's employment had continued until the Option had fully vested, and shall be exercisable by the Optionee until the end of the Term;

                  (iii) upon the termination of the Optionee's employment with the Company because of Poor or Incompetent Performance, the Optionee will be credited with 12 additional months' employment after such termination and the Option shall continue to vest according to the vesting schedule set forth herein for such 12-month period, and shall be exercisable by the Optionee until the end of the Term.

                  (iv) upon the termination of the Optionee's employment with the Company pursuant to the Company's Right Not To Extend, the Option shall continue to vest according to the vesting schedule set forth herein for 12 months following the effective date of such termination, and shall be exercisable by the Optionee until the end of the Term.

            Following the termination of the Optionee's employment with the Company for any reason other than for Cause, any continued vesting pursuant to subparagraph (i) through (iv) of Section 4 (c) and exercisability of the Option shall be conditioned on the Optionee's compliance with Sections 11 and 12 of the Employment Agreement.

            Procedure for Exercise.

            The Option may be exercised with respect to Vested Shares, from time to time, in whole or in part (but for the purchase of whole Shares only), by delivery of a written notice (the "Exercise Notice") from the Optionee to the Secretary of the Company, which Exercise Notice shall:

                  (v) state that the Optionee elects to exercise the Option;

                  (vi) state the number of Vested Shares with respect to which the Optionee is exercising the Option (the "Optioned Shares");

                  (vii) state the method of payment for the Optioned Shares;

                  (viii) include any representations of the Optionee required under Section 7; and

                  (ix) state the date upon which the Optionee desires to consummate the purchase of such Vested Shares (which date must be prior to the termination of the Option).

            Payment of the Option Price for the Vested Shares to be purchased on the exercise of the Option may be made in one of the following forms:

                  (x) cash or personal or certified check payable to the Company;

                  (xi) the surrender of previously acquired Shares that have been held by the Optionee for at least six months prior to the date of surrender; or

                  (xii) following such time as the Common Stock is registered under the Securities Act, through a broker cashless exercise procedure approved by the Company, which approval shall not be unreasonably denied.

The Company hereby agrees that it shall use its commercially reasonable efforts to assist the Optionee in obtaining financing to pay the Option Price and in the event that the Optionee borrows funds to pay the Option Price, the Company shall guarantee such Optionee loan.

            The Company shall be entitled to require as a condition of delivery of the Option Shares that the Optionee remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all current or estimated future federal, state and local income tax withholding and the employee's portion of any employment taxes related thereto. Such withholding obligation may be paid in one of the following forms:

                  (xiii) in cash or personal or certified check payable to the Company;

                  (xiv) the surrender of previously acquired Shares that have been held by the Optionee for at least six months prior to the date of surrender; or

                  (xv) following such time as the Common Stock is registered under the Securities Act, through a broker cashless exercise procedure approved by the Company, which approval shall not be unreasonably denied.

The Company hereby agrees that it shall use its commercially reasonable efforts to assist the Optionee in obtaining financing to pay the withholding obligation and in the event that the Optionee borrows funds to satisfy such withholding obligation, the Company shall guarantee such Optionee loan.

            The Optionee shall immediately notify the Company of any "disqualifying disposition" (within the meaning of Section 421(b) of the Code) with respect to the Option Shares.

            The Optionee shall deliver to the Company a copy of any election filed by the Optionee with the Internal Revenue Service (the "IRS") under
Section 83(b) of the Code no later than 30 days following the filing of such election with the IRS.

                  No Rights as a Holder of Option Shares.

            The Optionee shall not have any rights or privileges of a stockholder of the Company with respect to the Option Shares until the date of payment for such Option Shares pursuant to the exercise of the Option.

                  Additional Provisions Related to Exercise.

            In the event of the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act relating to the Option Shares, the Optionee hereby represents and warrants, and by virtue of such exercise shall be deemed to represent and warrant, to the Company that the Option and the Option Shares are being acquired for investment only and not with a view to the distribution thereof, and the Optionee shall provide the Company with such further representations and warranties as the Board may require in order to ensure compliance with applicable federal and state securities, "blue sky" and other laws. No Option Shares shall be purchased upon the exercise of the Option unless and until the Company and the Optionee shall have complied with all applicable federal or state registration, listing and qualification requirements and all other requirements of law or of any Government Entity having jurisdiction. Each of the Company and the Optionee shall use reasonable efforts to comply with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any Governmental Entity having jurisdiction in connection with the exercise of the Option.

                  Restriction on Transfer of Option and Option Shares.

            The Option may not be Transferred by the Optionee except by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. If the Optionee dies, the Option shall thereafter be exercisable, during the period specified in Section 3, by the Optionee's Representatives to the full extent to which the Option was exercisable by the Optionee at the time of his death, subject to and in accordance with the provisions of Sections 3 and 4. The Option shall not be subject to execution, attachment or similar process. Any attempted Transfer of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

                  Certificate of Incorporation.

            The Optionee acknowledges that all of the Option Shares shall be subject to the provisions of the Certificate of Incorporation in addition to the provisions of this Agreement and the Plan.

                  Restrictive Legend.

            All certificates representing Option Shares issued upon exercise of the Option shall, unless otherwise determined by the Compensation Committee, bear a legend (the "Restrictive Legend") substantially as set forth below:

            'THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

            The Restrictive Legend shall be removed from a certificate representing Option Shares if such Securities are sold pursuant to an effective registration statement under the Securities Act or there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel, as reasonably may be requested by the Company, to confirm that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such shares will not violate the registration and prospectus delivery requirements of the Securities Act.

                  Optionee's Employment.

            Nothing contained in this Agreement or in the Option shall confer upon the Optionee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Optionee's employment or to increase or decrease the Optionee's compensation at any time. The foregoing shall not be construed to modify the Optionee's rights under the Employment Agreement or any other agreement between the Optionee on the one hand and the Company or any Subsidiary on the other hand.

                  Definitions.

            As used in this Agreement, the following terms have the meanings set forth below:

            "Adjustment Event" means any increase or decrease in the number of issued shares of Common Stock resulting from a stock dividend or distribution, stock split, reverse stock split, reclassification or combination or other similar pro rata recapitalization event affecting the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.

            "Board" means the Board of Directors of the Company.

            "Business Day" means any day, other than a Saturday, Sunday or a day on which Banking institutions in the State of New York are authorized or obligated by law or executive order to close.

            "Cause" has the meaning assigned to such term in the Employment Agreement.

            "Certificate of Incorporation" means the Certificate of Incorporation of the Company in effect as of the Grant Date, as the same may from time to time be amended, modified or supplemented.

            "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

            "Common Stock" means the common stock, $.001 par value per share, of the Company.

            "Company's Right Not To Extend" has the meaning assigned to such term in the Employment Agreement.

            "Compensation Committee" means (i) the Compensation Committee of the Board (within the meaning of Section 162(m) of the Code) and (ii) a Compensation Committee of the

Board the majority of the members of which are independent directors within the meaning of the rules and regulations of the NASDAQ.

            "Employment Agreement" means the Employment Agreement, dated as of ______, 2000, by and between the Company and the Optionee.

            "Existing Grant Date" means the Grant Date.

            "Existing Incentive Stock Option Agreement" means the Four Year Incentive Stock Option Agreement, dated as of February 1, 2000, by and between the Company and the Optionee.

            "Existing Option Price" means $13.67 per share of Common Stock.

            "Existing Option Shares" means 50,462 shares of Common Stock.

            "Good Reason" has the meaning assigned to such term in the Employment Agreement.

            "Governmental Entity" means any government or political subdivision or department thereof, any governmental or regulatory body, commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative dispute resolution body, in each case whether federal, state, local or foreign.

            "Involuntary Termination" has the meaning assigned to such term in the Employment Agreement.

            "NASDAQ" means The National Association of Securities Dealers, Inc.'s The Nasdaq National Market.

            "Optionee" has the meaning assigned to such term in the caption to this Agreement.

            "Optionee's Right Not To Extend" shall have the meaning assigned to "Employee's Right Not To Extend" in the Employment Agreement.

            "Person" shall be construed as broadly as possible and shall include an individual, a corporation, a company, an association, a joint stock company, a partnership (including a limited liability partnership), a limited liability company, a joint venture, a trust or an unincorporated organization and a Governmental Entity.

            "Plan" means the Company's 1998 Stock Option Plan.

            "Poor or Incompetent Performance" has the meaning assigned to such term in the Employment Agreement.

            "Representatives" means, with respect to the Optionee, the Optionee's assigns, personal and legal representatives, executors, administrators, heirs, distributees, devisees, and legatees, as determined from time to time.

            "Resignation" has the meaning assigned to such term in the Employment Agreement.

            "SEC" means the United States Securities and Exchange Commission.

            "Securities" means, with respect to any Person, such Person's "securities," as defined in Section 2(1) of the Securities Act. "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may from time to time be in effect.

            "Shares" has the meaning assigned to such term in the preamble to this Agreement.

            "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the voting stock or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries.

            "Transfer" means, with respect to any Security, to sell, or in any other way transfer, assign, pledge, distribute, encumber or otherwise dispose of (including, without limitation, the pledge of such Security to any lender), such Security, either voluntarily or involuntarily and with or without consideration. The terms "Transferee," "Transferred" and other forms of the word "Transfer" shall have correlative meanings.

            "Vested Shares" means the Option Shares with respect to which the Option is exercisable at any particular time.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Plan.

                  Optionee's Undertaking.

            The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

                  Corporate Transactions.

            In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Option shall become immediately vested and exercisable in full, and the Optionee shall have the right to exercise the Option as to all of the Option Shares, including Option Shares as to which he would not otherwise be vested or able to exercise. If the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of 15 days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this
Section 14, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Optioned Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Optioned Share, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                  Indemnification.

            The Optionee shall indemnify and hold harmless the Company against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal fees and expenses), relating to or arising from the untruth, inaccuracy or breach of any of the representations, warranties or agreements of the Optionee contained in or as may be required by this Agreement.

                  Notices.

            All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (i) delivered personally to the recipient, (ii) transmitted by facsimile or electronic mail (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day and, in the latter case, with receipt acknowledged by the recipient by return electronic mail) if faxed or e-mailed before 5:00 p.m. (New York time) on a Business Day, and other-wise on the next Business Day, (iii) two Business Days after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) five Business Days after being sent to the recipient by registered or certified mail (post-age prepaid and return receipt requested). Such notices, demands and other communications shall be sent to the address for such recipient as set forth below (or to such other address or to the attention of such other person as the recipient party has specified by like notice):

                         if to the Company, to

                              Opus360 Corporation
                              39 West 13th Street, 3rd Floor
                              New York, New York  10011
                              Attention:  Richard Miller
                              Telephone: (212) 884-6300
                              Facsimile:  (212) 559-8481
                              E-Mail: rick@opus360.com

                         with a copy (which shall not constitute notice) to:

                              O'Sullivan Graev & Karabell, LLP
                              30 Rockefeller Plaza
                              New York, New York  10112
                              Attention: John J. Suydam, Esq.
                              Telephone: (212) 408-2400
                              Facsimile:  (212) 728-5950
                              E-Mail: jjs@ogk.com

                              if to the Optionee, to:

                              Mary Anne Walk
                              105 Greenwood Avenue
                              Madison, NJ  07940
                              Telephone: (973) 966-6357
                              Facsimile: (973) 301-0825

                  General Provisions.

            Complete Agreement. This Agreement amends and restates the Existing Incentive Stock Option Agreement in its entirety and this Agreement, together with the Employment Agreement and all other agreements or contracts being entered into by the Optionee with the Company as of the date hereof, embody the complete agreement and understanding between the Company and the Optionee and superseded and preempt any prior understandings, agreements or representations by or among the Company and the Optionee, written or oral, which may have related to the subject matter hereof in any way. The parties hereto hereby forever release, waive and disclaim any and all rights under the Existing Incentive Stock Option Agreement.

            Successor and Assigns. This Agreement will be binding upon and inure to the benefit of the Company, the Optionee and each of their respective permitted successors and assigns; provided, however, that neither this Agreement nor any rights or obligations hereunder will be Transferable by the Optionee except as provided under Section 8.

            GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICTS OF LAWS PRINCIPLES THEREOF.

            Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives all right to trial by jury in any action proceeding or counterclaim arising out of or relating to this Agreement.

            Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company (upon the written approval of the Board (excluding the Optionee if he should be a member of the Board at the time of such determination)) and the Optionee, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement or any provision hereof.

            Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

            Business Days. If any time period for giving notice or taking action hereunder expires on a day which is not a Business Day, the time period for giving notice or taking action shall be automatically extended to the immediately following Business Day.

            Survival of Representations, Warranties and Agreements. All representations, warranties and agreements contained herein shall survive in perpetuity the consummation of the transactions contemplated hereby.

            Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice-versa.

            Construction. Where specific language (such as the word "including") is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

            Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments or supplements hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                                Exhibit A, cont.

            IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Incentive Option Agreement as of the date first written above.

                                        OPUS360 CORPORATION

                                        By:_______________________
                                              Name:
                                              Title:

                                        MARY ANNE WALK

                                        ___________________________

            AMENDED AND RESTATED INCENTIVE OPTION AGREEMENT dated as of May ___, 2000 (the "Agreement"), by and between OPUS360 CORPORATION, a Delaware corporation (the "Company"), and MARY ANNE WALK (the "Optionee").

            The Company and the Optionee are parties to the Existing Incentive Stock Option Agreement (as defined below), pursuant to which the Company agreed to grant to the Optionee on the Existing Grant Date (as defined below) an option to purchase shares of the Company's Common Stock. The parties hereto desire to amend and restate the Existing Incentive Stock Option Agreement to provide for, among other things, (i) the amendment of the (A) Existing Option Shares (as defined below) and (B) Existing Option Price and (ii) the modification and amendment of certain other terms and conditions of the Existing Incentive Stock Option Agreement. The Company and the Optionee desire and have agreed to amend and restate the Existing Incentive Stock Option Agreement in its entirety as and pursuant to this Agreement.

            As a material inducement to the Optionee to enter into the Employment Agreement (as defined below) the Company, the Company acting through its Board of Directors or a committee thereof and pursuant to the Plan, grants to the Optionee as of the Grant Date an option to purchase shares ("Shares") of the Company's Common Stock (as defined below) on the terms and subject to the conditions set forth in this Agreement. Certain definitions used herein are set forth in Section 12 hereto. This Agreement is the "ISO Agreement" referred to in
Section 5(e)(i) of the Employment Agreement.

            NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Incentive Stock Option Agreement shall be amended and restated in its entirety as follows:

      Section 2. The Plan.

            The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall control. A copy of the Plan may be obtained from the Company by the Optionee by request.

      Section 3. Option; Option Price.

            (a) On the terms and subject to the conditions of this Agreement, the Company hereby grants the Optionee as of the Grant Date the option (the "Option") to purchase up to 3,309 Shares (as adjusted from time to time to reflect any Adjustment Event, the "Option Shares") at a price equal to the of $10.00 per Share (as adjusted from time to time to reflect any Adjustment Event, the "Option Price"). The Option is intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Code.

            (b) Any changes to the number of the Option Shares and the Option Price based on an Adjustment Event shall be made by the Board in good faith and shall be binding on and conclusive to the Optionee.

      Section 4. Term.

            The term of the Option (the "Term") shall commence on February 29, 2000 (the "Grant Date") and shall expire at 5:00 p.m., New York time, on February 29, 2010, unless the Optionee's employment with the Company shall have theretofore been terminated for Cause, in which case the Option shall terminate as of the effective date of such termination of employment.

      Section 5. Time of Exercise.

            (a) Unless accelerated in the sole discretion of the Compensation Committee, the Option shall become exercisable, if at all, for the number of the Option Shares determined in accordance with the provisions of this Section 4.

            (b) The Option with respect to the Option Shares shall become exercisable on the dates and in the numbers determined in accordance with the following schedule:

                                                 Portion of Option
      Vesting Date                                  Shares Vested
      -----------------------------------------------------------

      Six-month anniversary of the Grant Date          6/36
      Each month thereafter for 30 months              1/36

            (c) Upon the termination of the Optionee's employment with the Company, all vesting shall cease and the Option shall only be exercisable as to Vested Shares at the time of such termination provided, however that:

                  (i) upon the termination of the Optionee's employment with the Company pursuant to an Involuntary Termination, the Optionee will be credited with 12 additional months' employment after such termination and the Option shall continue to vest according to the vesting schedule set forth herein for such 12-month period, and shall be exercisable by the Optionee until the end of the Term;

                  (ii) upon the termination of the Optionee's employment with the Company without Cause or with Good Reason, the Option shall continue to vest according to the vesting schedule set forth herein until fully exercisable as if the Optionee's employment had continued until the Option had fully vested, and shall be exercisable by the Optionee until the end of the Term;

                  (iii) upon the termination of the Optionee's employment with the Company because of Poor or Incompetent Performance, the Optionee will be credited with 12 additional months' employment after such termination and the Option shall continue to vest according to the vesting schedule set forth herein for such 12-month period, and shall be exercisable by the Optionee until the end of the Term.

                  (iv) upon the termination of the Optionee's employment with the Company pursuant to the Company's Right Not To Extend, the Option shall continue to vest according to the vesting schedule set forth herein for 12 months following the effective date of such termination, and shall be exercisable by the Optionee until the end of the Term.

            (d) Following the termination of the Optionee's employment with the Company for any reason other than for Cause, any continued vesting pursuant to subparagraph (i) through (iv) of Section 4 (c) and exercisability of the Option shall be conditioned on the Optionee's compliance with Sections 11 and 12 of the Employment Agreement.

      Section 6. Procedure for Exercise.

            (a) The Option may be exercised with respect to Vested Shares, from time to time, in whole or in part (but for the purchase of whole Shares only), by delivery of a written notice (the "Exercise Notice") from the Optionee to the Secretary of the Company, which Exercise Notice shall:

                  (i) state that the Optionee elects to exercise the Option;

                  (ii) state the number of Vested Shares with respect to which the Optionee is exercising the Option (the "Optioned Shares");

                  (iii) state the method of payment for the Optioned Shares;

                  (iv) include any representations of the Optionee required under Section 7; and

                  (v) state the date upon which the Optionee desires to consummate the purchase of such Vested Shares (which date must be prior to the termination of the Option).

            (b) Payment of the Option Price for the Vested Shares to be purchased on the exercise of the Option may be made in one of the following forms:

                  (i) cash or personal or certified check payable to the Company;

                  (ii) the surrender of previously acquired Shares that have been held by the Optionee for at least six months prior to the date of surrender; or

                  (iii) following such time as the Common Stock is registered under the Securities Act, through a broker cashless exercise procedure approved by the Company, which approval shall not be unreasonably denied.

The Company hereby agrees that it shall use its commercially reasonable efforts to assist the Optionee in obtaining financing to pay the Option Price and in the event that the Optionee borrows funds to pay the Option Price, the Company shall guarantee such Optionee loan.

            (c) The Company shall be entitled to require as a condition of delivery of the Option Shares that the Optionee remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all current or estimated future federal, state and local income tax withholding and the employee's portion of any employment taxes related thereto. Such withholding obligation may be paid in one of the following forms:

                  (i) in cash or personal or certified check payable to the Company;

                  (ii) the surrender of previously acquired Shares that have been held by the Optionee for at least six months prior to the date of surrender; or

                  (iii) following such time as the Common Stock is registered under the Securities Act, through a broker cashless exercise procedure approved by the Company, which approval shall not be unreasonably denied.

The Company hereby agrees that it shall use its commercially reasonable efforts to assist the Optionee in obtaining financing to pay the withholding obligation and in the event that the Optionee borrows funds to satisfy such withholding obligation, the Company shall guarantee such Optionee loan.

            (d) The Optionee shall immediately notify the Company of any "disqualifying disposition" (within the meaning of Section 421(b) of the Code) with respect to the Option Shares.

            (e) The Optionee shall deliver to the Company a copy of any election filed by the Optionee with the Internal Revenue Service (the "IRS") under
Section 83(b) of the Code no later than 30 days following the filing of such election with the IRS.

      Section 7. No Rights as a Holder of Option Shares.

            The Optionee shall not have any rights or privileges of a stockholder of the Company with respect to the Option Shares until the date of payment for such Option Shares pursuant to the exercise of the Option.

      Section 8. Additional Provisions Related to Exercise.

            In the event of the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act relating to the Option Shares, the Optionee hereby represents and warrants, and by virtue of such exercise shall be deemed to represent and warrant, to the Company that the Option and the Option Shares are being acquired for investment only and not with a view to the distribution thereof, and the Optionee shall provide the Company with such further representations and warranties as the Board may require in order to ensure compliance with applicable federal and state securities, "blue sky" and other laws. No Option Shares shall be purchased upon the exercise of the Option unless and until the Company and the Optionee shall have complied with all applicable federal or state registration, listing and qualification requirements and all other requirements of law or of any Government Entity having jurisdiction. Each of the Company and the Optionee shall use reasonable efforts to comply with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any Governmental Entity having jurisdiction in connection with the exercise of the Option.

      Section 9. Restriction on Transfer of Option and Option Shares.

            The Option may not be Transferred by the Optionee except by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. If the Optionee dies, the Option shall thereafter be exercisable, during the period specified in Section 3, by the Optionee's Representatives to the full extent to which the Option was exercisable by the Optionee at the time of his death, subject to and in accordance with the provisions of Sections 3 and 4. The Option shall not be subject to execution, attachment or similar process. Any attempted Transfer of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

      Section 10. Certificate of Incorporation.

            The Optionee acknowledges that all of the Option Shares shall be subject to the provisions of the Certificate of Incorporation in addition to the provisions of this Agreement and the Plan.

      Section 11. Restrictive Legend.

            (a) All certificates representing Option Shares issued upon exercise of the Option shall, unless otherwise determined by the Compensation Committee, bear a legend (the "Restrictive Legend") substantially as set forth below:

            'THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

            (b) The Restrictive Legend shall be removed from a certificate representing Option Shares if such Securities are sold pursuant to an effective registration statement under the Securities Act or there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel, as reasonably may be requested by the Company, to confirm that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such shares will not violate the registration and prospectus delivery requirements of the Securities Act.

      Section 12. Optionee's Employment.

            Nothing contained in this Agreement or in the Option shall confer upon the Optionee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Optionee's employment or to increase or decrease the Optionee's compensation at any time. The foregoing shall not be construed to modify the Optionee's rights under the Employment Agreement or any other agreement between the Optionee on the one hand and the Company or any Subsidiary on the other hand.

      Section 13. Definitions.

            As used in this Agreement, the following terms have the meanings set forth below:

            "Adjustment Event" means any increase or decrease in the number of issued shares of Common Stock resulting from a stock dividend or distribution, stock split, reverse stock split, reclassification or combination or other similar pro rata recapitalization event affecting the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.

            "Board" means the Board of Directors of the Company.

            "Business Day" means any day, other than a Saturday, Sunday or a day on which Banking institutions in the State of New York are authorized or obligated by law or executive order to close.

            "Cause" has the meaning assigned to such term in the Employment Agreement.

            "Certificate of Incorporation" means the Certificate of Incorporation of the Company in effect as of the Grant Date, as the same may from time to time be amended, modified or supplemented.

            "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

            "Common Stock" means the common stock, $.001 par value per share, of the Company.

            "Company's Right Not To Extend" has the meaning assigned to such term in the Employment Agreement.

            "Compensation Committee" means (i) the Compensation Committee of the Board (within the meaning of Section 162(m) of the Code) and (ii) a Compensation Committee of the

Board the majority of the members of which are independent directors within the meaning of the rules and regulations of the NASDAQ.

            "Employment Agreement" means the Employment Agreement, dated as of ______, 2000, by and between the Company and the Optionee.

            "Existing Grant Date" means the Grant Date.

            "Existing Incentive Stock Option Agreement" means the Incentive Stock Option Agreement, dated as of February 29, 2000, by and between the Company and the Optionee.

            "Existing Option Price" means $15.00 per share of Common Stock.

            "Existing Option Shares" means 4,401 shares of Common Stock.

            "Good Reason" has the meaning assigned to such term in the Employment Agreement.

            "Governmental Entity" means any government or political subdivision or department thereof, any governmental or regulatory body, commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative dispute resolution body, in each case whether federal, state, local or foreign.

            "Involuntary Termination" has the meaning assigned to such term in the Employment Agreement.

            "NASDAQ" means The National Association of Securities Dealers, Inc.'s The Nasdaq National Market.

            "Optionee" has the meaning assigned to such term in the caption to this Agreement.

            "Optionee's Right Not To Extend" shall have the meaning assigned to "Employee's Right Not To Extend" in the Employment Agreement.

            "Person" shall be construed as broadly as possible and shall include an individual, a corporation, a company, an association, a joint stock company, a partnership (including a limited liability partnership), a limited liability company, a joint venture, a trust or an unincorporated organization and a Governmental Entity.

            "Plan" means the Company's 2000 Stock Option Plan.

            "Poor or Incompetent Performance" has the meaning assigned to such term in the Employment Agreement.

            "Representatives" means, with respect to the Optionee, the Optionee's assigns, personal and legal representatives, executors, administrators, heirs, distributees, devisees, and legatees, as determined from time to time.

            "Resignation" has the meaning assigned to such term in the Employment Agreement.

            "SEC" means the United States Securities and Exchange Commission.

            "Securities" means, with respect to any Person, such Person's "securities," as defined in Section 2(1) of the Securities Act.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may from time to time be in effect.

            "Shares" has the meaning assigned to such term in the preamble to this Agreement.

            "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the voting stock or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries.

            "Transfer" means, with respect to any Security, to sell, or in any other way transfer, assign, pledge, distribute, encumber or otherwise dispose of (including, without limitation, the pledge of such Security to any lender), such Security, either voluntarily or involuntarily and with or without consideration. The terms "Transferee," "Transferred" and other forms of the word "Transfer" shall have correlative meanings.

            "Vested Shares" means the Option Shares with respect to which the Option is exercisable at any particular time.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Plan.

      Section 14. Optionee's Undertaking.

            The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

      Section 15. Corporate Transactions.

            In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Option shall become immediately vested and exercisable in full, and the Optionee shall have the right to exercise the Option as to all of the Option Shares, including Option Shares as to which he would not otherwise be vested or able to exercise. If the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of 15 days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this
Section 14, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Optioned Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Optioned Share, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      Section 16. Indemnification.

            The Optionee shall indemnify and hold harmless the Company against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal fees and expenses), relating to or arising from the untruth, inaccuracy or breach of any of the representations, warranties or agreements of the Optionee contained in or as may be required by this Agreement.

      Section 17. Notices.

            All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (i) delivered personally to the recipient, (ii) transmitted by facsimile or electronic mail (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day and, in the latter case, with receipt acknowledged by the recipient by return electronic mail) if faxed or e-mailed before 5:00 p.m. (New York time) on a Business Day, and other-wise on the next Business Day, (iii) two Business Days after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) five Business Days after being sent to the recipient by registered or certified mail (post-age prepaid and return receipt requested). Such notices, demands and other communications shall be sent to the address for such recipient as set forth below (or to such other address or to the attention of such other person as the recipient party has specified by like notice):

                             if to the Company, to

                                    Opus360 Corporation
                                    39 West 13th Street, 3rd Floor
                                    New York, New York  10011
                                    Attention:  Richard Miller
                                    Telephone: (212) 884-6300
                                    Facsimile:  (212) 559-8481
                                    E-Mail: rick@opus360.com

                             with a copy (which shall not constitute notice) to:

                                    O'Sullivan Graev & Karabell, LLP
                                    30 Rockefeller Plaza
                                    New York, New York  10112
                                    Attention: John J. Suydam, Esq.
                                    Telephone: (212) 408-2400
                                    Facsimile:  (212) 728-5950
                                    E-Mail:

                             if to the Optionee, to:

                                    Mary Anne Walk
                                    105 Greenwood Avenue
                                    Madison, NJ  07940
                                    Telephone: (973) 966-6357
                                    Facsimile: (973) 301-0825

      Section 18. General Provisions.

            (a) Complete Agreement. This Agreement amends and restates the Existing Incentive Stock Option Agreement in its entirety and this Agreement, together with the Employment Agreement and all other agreements or contracts being entered into by the Optionee with the Company as of the date hereof, embody the complete agreement and understanding between the Company and the Optionee and superseded and preempt any prior understandings, agreements or representations by or among the Company and the Optionee, written or oral, which may have related to the subject matter hereof in any way. The parties hereto hereby forever release, waive and disclaim any and all rights under the Existing Incentive Stock Option Agreement.

            (b) Successor and Assigns. This Agreement will be binding upon and inure to the benefit of the Company, the Optionee and each of their respective permitted successors and assigns; provided, however, that neither this Agreement nor any rights or obligations hereunder will be Transferable by the Optionee except as provided under Section 8.

            (c) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICTS OF LAWS PRINCIPLES THEREOF.

            (d) Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives all right to trial by jury in any action proceeding or counterclaim arising out of or relating to this Agreement.

            (e) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company (upon the written approval of the Board (excluding the Optionee if he should be a member of the Board at the time of such determination)) and the Optionee, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement or any provision hereof.

            (f) Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (g) Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

            (h) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is not a Business Day, the time period for giving notice or taking action shall be automatically extended to the immediately following Business Day.

            (i) Survival of Representations, Warranties and Agreements. All representations, warranties and agreements contained herein shall survive in perpetuity the consummation of the transactions contemplated hereby.

            (j) Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice-versa.

            (k) Construction. Where specific language (such as the word "including") is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

            (l) Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments or supplements hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                                Exhibit A, cont.

            IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Incentive Option Agreement as of the date first written above.

                              OPUS360 CORPORATION

                              By:_______________________
                                    Name:
                                    Title:


                              MARY ANNE WALK

                              ___________________________

            AMENDED AND RESTATED INCENTIVE OPTION AGREEMENT dated as of May ___, 2000 (the "Agreement"), by and between OPUS360 CORPORATION, a Delaware corporation (the "Company"), and MARY ANNE WALK (the "Optionee").

            The Company and the Optionee are parties to the Existing Incentive Stock Option Agreement (as defined below), pursuant to which the Company agreed to grant to the Optionee on the Existing Grant Date (as defined below) an option to purchase shares of the Company's Common Stock. The parties hereto desire to amend and restate the Existing Incentive Stock Option Agreement to provide for, among other things, (i) the amendment of the (A) Existing Option Shares (as defined below) and (B) Existing Option Price and (ii) the modification and amendment of certain other terms and conditions of the Existing Incentive Stock Option Agreement. The Company and the Optionee desire and have agreed to amend and restate the Existing Incentive Stock Option Agreement in its entirety as and pursuant to this Agreement.

            As a material inducement to the Optionee to enter into the Employment Agreement (as defined below) the Company, the Company acting through its Board of Directors or a committee thereof and pursuant to the Plan, grants to the Optionee as of the Grant Date an option to purchase shares ("Shares") of the Company's Common Stock (as defined below) on the terms and subject to the conditions set forth in this Agreement. Certain definitions used herein are set forth in Section 12 hereto. This Agreement is the "ISO Agreement" referred to in
Section 5(e)(i) of the Employment Agreement.

            NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Incentive Stock Option Agreement shall be amended and restated in its entirety as follows:

      Section 19. The Plan.

            The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall control. A copy of the Plan may be obtained from the Company by the Optionee by request.

      Option; Option Price.

            (a) On the terms and subject to the conditions of this Agreement, the Company hereby grants the Optionee as of the Grant Date the option (the "Option") to purchase up to 3,309 Shares (as adjusted from time to time to reflect any Adjustment Event, the "Option Shares") at a price equal to the of $10.00 per Share (as adjusted from time to time to reflect any Adjustment Event, the "Option Price"). The Option is intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Code.

            (b) Any changes to the number of the Option Shares and the Option Price based on an Adjustment Event shall be made by the Board in good faith and shall be binding on and conclusive to the Optionee.

      Section 20. Term.

            The term of the Option (the "Term") shall commence on February 29, 2000 (the "Grant Date") and shall expire at 5:00 p.m., New York time, on February 29, 2010, unless the Optionee's employment with the Company shall have theretofore been terminated for Cause, in which case the Option shall terminate as of the effective date of such termination of employment.

      Section 21. Time of Exercise.

            (a) Unless accelerated in the sole discretion of the Compensation Committee, the Option shall become exercisable, if at all, for the number of the Option Shares determined in accordance with the provisions of this Section 4.

            (b) The Option with respect to the Option Shares shall become exercisable on the dates and in the numbers determined in accordance with the following schedule:

                                                Portion of Option
      Vesting Date                                Shares Vested
      -----------------------------------------------------------

      Six-month anniversary of the Grant Date          6/36
      Each month thereafter for 30 months              1/36

            (c) Upon the termination of the Optionee's employment with the Company, all vesting shall cease and the Option shall only be exercisable as to Vested Shares at the time of such termination provided, however that:

                  (i) upon the termination of the Optionee's employment with the Company pursuant to an Involuntary Termination, the Optionee will be credited with 12 additional months' employment after such termination and the Option shall continue to vest according to the vesting schedule set forth herein for such 12-month period, and shall be exercisable by the Optionee until the end of the Term;

                  (ii) upon the termination of the Optionee's employment with the Company without Cause or with Good Reason, the Option shall continue to vest according to the vesting schedule set forth herein until fully exercisable as if the Optionee's employment had continued until the Option had fully vested, and shall be exercisable by the Optionee until the end of the Term;

                  (iii) upon the termination of the Optionee's employment with the Company because of Poor or Incompetent Performance, the Optionee will be credited with 12 additional months' employment after such termination and the Option shall continue to vest according to the vesting schedule set forth herein for such 12-month period, and shall be exercisable by the Optionee until the end of the Term.

                  (iv) upon the termination of the Optionee's employment with the Company pursuant to the Company's Right Not To Extend, the Option shall continue to vest according to the vesting schedule set forth herein for 12 months following the effective date of such termination, and shall be exercisable by the Optionee until the end of the Term.

            (d) Following the termination of the Optionee's employment with the Company for any reason other than for Cause, any continued vesting pursuant to subparagraph (i) through (iv) of Section 4 (c) and exercisability of the Option shall be conditioned on the Optionee's compliance with Sections 11 and 12 of the Employment Agreement.

      Section 22. Procedure for Exercise.

            (a) The Option may be exercised with respect to Vested Shares, from time to time, in whole or in part (but for the purchase of whole Shares only), by delivery of a written notice (the "Exercise Notice") from the Optionee to the Secretary of the Company, which Exercise Notice shall:

                  (i) state that the Optionee elects to exercise the Option;

                  (ii) state the number of Vested Shares with respect to which the Optionee is exercising the Option (the "Optioned Shares");

                  (iii) state the method of payment for the Optioned Shares;

                  (iv) include any representations of the Optionee required under Section 7; and

                  (v) state the date upon which the Optionee desires to consummate the purchase of such Vested Shares (which date must be prior to the termination of the Option).

            (b) Payment of the Option Price for the Vested Shares to be purchased on the exercise of the Option may be made in one of the following forms:

                  (i) cash or personal or certified check payable to the Company;

                  (ii) the surrender of previously acquired Shares that have been held by the Optionee for at least six months prior to the date of surrender; or

                  (iii) following such time as the Common Stock is registered under the Securities Act, through a broker cashless exercise procedure approved by the Company, which approval shall not be unreasonably denied.

The Company hereby agrees that it shall use its commercially reasonable efforts to assist the Optionee in obtaining financing to pay the Option Price and in the event that the Optionee borrows funds to pay the Option Price, the Company shall guarantee such Optionee loan.

            (c) The Company shall be entitled to require as a condition of delivery of the Option Shares that the Optionee remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all current or estimated future federal, state and local income tax withholding and the employee's portion of any employment taxes related thereto. Such withholding obligation may be paid in one of the following forms:

                  (i) in cash or personal or certified check payable to the Company;

                  (ii) the surrender of previously acquired Shares that have been held by the Optionee for at least six months prior to the date of surrender; or

                  (iii) following such time as the Common Stock is registered under the Securities Act, through a broker cashless exercise procedure approved by the Company, which approval shall not be unreasonably denied.

The Company hereby agrees that it shall use its commercially reasonable efforts to assist the Optionee in obtaining financing to pay the withholding obligation and in the event that the Optionee borrows funds to satisfy such withholding obligation, the Company shall guarantee such Optionee loan.

            (d) The Optionee shall immediately notify the Company of any "disqualifying disposition" (within the meaning of Section 421(b) of the Code) with respect to the Option Shares.

            (e) The Optionee shall deliver to the Company a copy of any election filed by the Optionee with the Internal Revenue Service (the "IRS") under
Section 83(b) of the Code no later than 30 days following the filing of such election with the IRS.

      Section 23. No Rights as a Holder of Option Shares.

            The Optionee shall not have any rights or privileges of a stockholder of the Company with respect to the Option Shares until the date of payment for such Option Shares pursuant to the exercise of the Option.

      Section 24. Additional Provisions Related to Exercise.

            In the event of the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act relating to the Option Shares, the Optionee hereby represents and warrants, and by virtue of such exercise shall be deemed to represent and warrant, to the Company that the Option and the Option Shares are being acquired for investment only and not with a view to the distribution thereof, and the Optionee shall provide the Company with such further representations and warranties as the Board may require in order to ensure compliance with applicable federal and state securities, "blue sky" and other laws. No Option Shares shall be purchased upon the exercise of the Option unless and until the Company and the Optionee shall have complied with all applicable federal or state registration, listing and qualification requirements and all other requirements of law or of any Government Entity having jurisdiction. Each of the Company and the Optionee shall use reasonable efforts to comply with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any Governmental Entity having jurisdiction in connection with the exercise of the Option.

      Section 25. Restriction on Transfer of Option and Option Shares.

            The Option may not be Transferred by the Optionee except by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. If the Optionee dies, the Option shall thereafter be exercisable, during the period specified in Section 3, by the Optionee's Representatives to the full extent to which the Option was exercisable by the Optionee at the time of his death, subject to and in accordance with the provisions of Sections 3 and 4. The Option shall not be subject to execution, attachment or similar process. Any attempted Transfer of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

      Section 26. Certificate of Incorporation.

            The Optionee acknowledges that all of the Option Shares shall be subject to the provisions of the Certificate of Incorporation in addition to the provisions of this Agreement and the Plan.

      Section 27. Restrictive Legend.

            (a) All certificates representing Option Shares issued upon exercise of the Option shall, unless otherwise determined by the Compensation Committee, bear a legend (the "Restrictive Legend") substantially as set forth below:

            'THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

            (b) The Restrictive Legend shall be removed from a certificate representing Option Shares if such Securities are sold pursuant to an effective registration statement under the Securities Act or there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel, as reasonably may be requested by the Company, to confirm that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such shares will not violate the registration and prospectus delivery requirements of the Securities Act.

      Section 28. Optionee's Employment.

            Nothing contained in this Agreement or in the Option shall confer upon the Optionee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Optionee's employment or to increase or decrease the Optionee's compensation at any time. The foregoing shall not be construed to modify the Optionee's rights under the Employment Agreement or any other agreement between the Optionee on the one hand and the Company or any Subsidiary on the other hand.

      Section 29. Definitions.

            As used in this Agreement, the following terms have the meanings set forth below:

            "Adjustment Event" means any increase or decrease in the number of issued shares of Common Stock resulting from a stock dividend or distribution, stock split, reverse stock split, reclassification or combination or other similar pro rata recapitalization event affecting the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.

            "Board" means the Board of Directors of the Company.

            "Business Day" means any day, other than a Saturday, Sunday or a day on which Banking institutions in the State of New York are authorized or obligated by law or executive order to close.

            "Cause" has the meaning assigned to such term in the Employment Agreement.

            "Certificate of Incorporation" means the Certificate of Incorporation of the Company in effect as of the Grant Date, as the same may from time to time be amended, modified or supplemented.

            "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

            "Common Stock" means the common stock, $.001 par value per share, of the Company.

            "Company's Right Not To Extend" has the meaning assigned to such term in the Employment Agreement.

            "Compensation Committee" means (i) the Compensation Committee of the Board (within the meaning of Section 162(m) of the Code) and (ii) a Compensation Committee of the

Board the majority of the members of which are independent directors within the meaning of the rules and regulations of the NASDAQ.

            "Employment Agreement" means the Employment Agreement, dated as of ______, 2000, by and between the Company and the Optionee.

            "Existing Grant Date" means the Grant Date.

            "Existing Incentive Stock Option Agreement" means the Incentive Stock Option Agreement, dated as of February 29, 2000, by and between the Company and the Optionee.

            "Existing Option Price" means $15.00 per share of Common Stock.

            "Existing Option Shares" means 4,401 shares of Common Stock.

            "Good Reason" has the meaning assigned to such term in the Employment Agreement.

            "Governmental Entity" means any government or political subdivision or department thereof, any governmental or regulatory body, commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative dispute resolution body, in each case whether federal, state, local or foreign.

            "Involuntary Termination" has the meaning assigned to such term in the Employment Agreement.

            "NASDAQ" means The National Association of Securities Dealers, Inc.'s The Nasdaq National Market.

            "Optionee" has the meaning assigned to such term in the caption to this Agreement.

            "Optionee's Right Not To Extend" shall have the meaning assigned to "Employee's Right Not To Extend" in the Employment Agreement.

            "Person" shall be construed as broadly as possible and shall include an individual, a corporation, a company, an association, a joint stock company, a partnership (including a limited liability partnership), a limited liability company, a joint venture, a trust or an unincorporated organization and a Governmental Entity.

            "Plan" means the Company's 2000 Stock Option Plan.

            "Poor or Incompetent Performance" has the meaning assigned to such term in the Employment Agreement.

            "Representatives" means, with respect to the Optionee, the Optionee's assigns, personal and legal representatives, executors, administrators, heirs, distributees, devisees, and legatees, as determined from time to time.

            "Resignation" has the meaning assigned to such term in the Employment Agreement.

            "SEC" means the United States Securities and Exchange Commission.

            "Securities" means, with respect to any Person, such Person's "securities," as defined in Section 2(1) of the Securities Act.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may from time to time be in effect.

            "Shares" has the meaning assigned to such term in the preamble to this Agreement.

            "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the voting stock or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries.

            "Transfer" means, with respect to any Security, to sell, or in any other way transfer, assign, pledge, distribute, encumber or otherwise dispose of (including, without limitation, the pledge of such Security to any lender), such Security, either voluntarily or involuntarily and with or without consideration. The terms "Transferee," "Transferred" and other forms of the word "Transfer" shall have correlative meanings.

            "Vested Shares" means the Option Shares with respect to which the Option is exercisable at any particular time.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Plan.

      Section 30. Optionee's Undertaking.

            The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

      Section 31. Corporate Transactions.

            In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Option shall become immediately vested and exercisable in full, and the Optionee shall have the right to exercise the Option as to all of the Option Shares, including Option Shares as to which he would not otherwise be vested or able to exercise. If the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of 15 days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this
Section 14, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Optioned Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Optioned Share, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      Section 32. Indemnification.

            The Optionee shall indemnify and hold harmless the Company against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal fees and expenses), relating to or arising from the untruth, inaccuracy or breach of any of the representations, warranties or agreements of the Optionee contained in or as may be required by this Agreement.

      Section 33. Notices.

            All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (i) delivered personally to the recipient, (ii) transmitted by facsimile or electronic mail (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day and, in the latter case, with receipt acknowledged by the recipient by return electronic mail) if faxed or e-mailed before 5:00 p.m. (New York time) on a Business Day, and other-wise on the next Business Day, (iii) two Business Days after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) five Business Days after being sent to the recipient by registered or certified mail (post-age prepaid and return receipt requested). Such notices, demands and other communications shall be sent to the address for such recipient as set forth below (or to such other address or to the attention of such other person as the recipient party has specified by like notice):

                         if to the Company, to

                              Opus360 Corporation
                              39 West 13th Street, 3rd Floor
                              New York, New York  10011
                              Attention: Richard Miller
                              Telephone: (212) 884-6300
                              Facsimile: (212) 559-8481
                              E-Mail: rick@opus360.com

                         with a copy (which shall not constitute notice) to:

                              O'Sullivan Graev & Karabell, LLP
                              30 Rockefeller Plaza
                              New York, New York  10112
                              Attention: John J. Suydam, Esq.
                              Telephone: (212) 408-2400
                              Facsimile: (212) 728-5950
                              E-Mail: jjs@ogk.com

                              if to the Optionee, to:

                              Mary Anne Walk
                              105 Greenwood Avenue
                              Madison, NJ  07940
                              Telephone: (973) 966-6357
                              Facsimile: (973) 301-0825

      Section 34. General Provisions.

            (a) Complete Agreement. This Agreement amends and restates the Existing Incentive Stock Option Agreement in its entirety and this Agreement, together with the Employment Agreement and all other agreements or contracts being entered into by the Optionee with the Company as of the date hereof, embody the complete agreement and understanding between the Company and the Optionee and superseded and preempt any prior understandings, agreements or representations by or among the Company and the Optionee, written or oral, which may have related to the subject matter hereof in any way. The parties hereto hereby forever release, waive and disclaim any and all rights under the Existing Incentive Stock Option Agreement.

            (b) Successor and Assigns. This Agreement will be binding upon and inure to the benefit of the Company, the Optionee and each of their respective permitted successors and assigns; provided, however, that neither this Agreement nor any rights or obligations hereunder will be Transferable by the Optionee except as provided under Section 8.

            (c) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICTS OF LAWS PRINCIPLES THEREOF.

            (d) Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives all right to trial by jury in any action proceeding or counterclaim arising out of or relating to this Agreement.

            (e) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company (upon the written approval of the Board (excluding the Optionee if he should be a member of the Board at the time of such determination)) and the Optionee, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement or any provision hereof.

            (f) Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (g) Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

            (h) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is not a Business Day, the time period for giving notice or taking action shall be automatically extended to the immediately following Business Day.

            (i) Survival of Representations, Warranties and Agreements. All representations, warranties and agreements contained herein shall survive in perpetuity the consummation of the transactions contemplated hereby.

            (j) Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice-versa.

            (k) Construction. Where specific language (such as the word "including") is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

            (l) Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments or supplements hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                                Exhibit B, cont.

            IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Incentive Option Agreement as of the date first written above.

                                        OPUS360 CORPORATION

                                        By:_______________________
                                              Name:
                                              Title:


                                        MARY ANNE WALK

                                        ___________________________

            AMENDED AND RESTATED NON-STATUTORY OPTION AGREEMENT dated as of May __, 2000 (the "Agreement"), by and between OPUS360 CORPORATION, a Delaware corporation (the "Company"), and MARY ANNE WALK (the "Optionee")

            The Company and the Optionee are parties to the Existing Non-Statutory Option Agreement (as defined below), pursuant to which the Company agreed to grant to the Optionee on the Existing Grant Date (as defined below) an option to purchase shares of the Company's common stock. The parties hereto desire to amend and restate the Existing Non-Statutory Option Agreement to provide for, among other things, (i) the amendment of the (A) Existing Option Shares (as defined below) and (B) Existing Option Price (as defined below) and
(ii) the modification and amendment of certain other terms and conditions of the Existing Non-Statutory Stock Option Agreement. The Company and the Optionee desire and have agreed to amend and restate the Existing Non-Statutory Option Agreement in its entirety as and pursuant to this Agreement

            As a material inducement to the Optionee to enter into the Employment Agreement (as defined below), the Company, acting through its Board of Directors or a committee thereof and pursuant to the Plan, granted to the Optionee as of the Grant Date a non-qualified option to purchase shares ("Shares") of the Company's Common Stock (as defined below) on the terms and subject to the conditions set forth in this Agreement. Certain definitions used herein are set forth in Section 10 hereto. This Agreement is the "NSO Agreement" referred to in Section 5(e)(ii) of the Employment Agreement.

            NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Non-Statutory Option Agreement shall be amended and restated in its entirety as follows:

      Section 35. Option; Option Price.

            (a) On the terms and subject to the conditions of this Agreement, the Company granted the Optionee as of the Grant Date the option (the "Option") to purchase (i) up to 31,500 Shares (as adjusted from time to time to reflect any Adjustment Event, the "Option 1 Shares") at a price of $10.00 per Share (as adjusted from time to time to reflect any Adjustment Event, the "Option 1 Price") and (ii) up to 122,691 Shares (as adjusted from time to time to reflect any Adjustment Event, the "Option 2 Shares" and together with the Option 1 Shares, the "Option Shares") at a price of $10.00 per Share (as adjusted from time to time to reflect any Adjustment Event, the "Option 2 Price" and together with the Option 1 Price, the "Option Price"). The Option is not intended to qualify for federal income tax purposes as an "incentive stock option" within the meaning of Section 422 of the Code.

            (b) Any changes to the number of the Option Shares and the Option Price based on an Adjustment Event shall be made by the Board in good faith and shall be binding on and conclusive to the Optionee.

      Section 36. Term.

            The term of the Option (the "Term") shall commence on February 29, 2000 (the "Grant Date") and shall expire at 5:00 p.m., New York time, on February 29, 2010, unless the Optionee's employment with the Company shall have theretofore been terminated for Cause, in which case the Option shall terminate as of the effective date of such termination of employment.

      Section 37. Time of Exercise.

            (a) Unless accelerated in the sole discretion of the Compensation Committee, the Option shall become exercisable, if at all, for the number of the Option Shares determined in accordance with the provisions of this Section 3.

            (b) The Option with respect to the Option 1 Shares shall become exercisable on the Grant Date.

            (c) The Option with respect to the Option 2 Shares shall become exercisable on the dates and in the numbers determined in accordance with the following schedule:

                                             Portion of Option
     Vesting Date                            2 Shares Vested
     ---------------------------------------------------------

     Six-month anniversary of the Grant Date      6/36
     Each month thereafter for 30 months          1/36

            (d) Upon the termination of the Optionee's employment with the Company all vesting shall cease and the Option shall only be exercisable as to the Vested Shares at the time of such termination and shall thereafter be exercisable for the period provided in the Agreement or in the Plan (as if this Option was an Option under the Plan) provided that:

                  (i) upon the termination of the Optionee's employment with the Company pursuant to an Involuntary Termination the Optionee will be credited with 12 additional months' employment after such termination and the Option shall continue to vest according to the vesting schedule set forth herein for such 12-month period, and shall be exercisable by the Optionee until the end of the Term;

                  (ii) upon the termination of the Optionee's employment with the Company without Cause or with Good Reason, the Option shall continue to vest according to the vesting schedule set forth herein until fully vested as if the Optionee's employment had continued until the Option had fully vested, and shall be exercisable by the Optionee until the end of the Term;

                  (iii) upon the termination of the Optionee's employment with the Company because of Poor or Incompetent Performance, the Optionee will be credited with 12 additional months' employment after such termination and the Option shall continue to vest according to the vesting schedule set forth herein for such 12-month period, and shall be exercisable by the Optionee until the end of the Term; and

                  (iv) upon the termination of the Optionee's employment with the Company pursuant to the Company's Right Not To Extend, the Option shall continue to vest according to the vesting schedule set forth herein for 12 months following the effective date of such termination, and shall be exercisable by the Optionee until the end of the Term.

            (e) Following the termination of the Optionee's employment with the Company for any reason other than for Cause, vesting pursuant to subparagraph
(i) through (iv) of Section 3(d) and exercisability of the Option shall be conditioned on the Optionee's compliance with Sections 11 and 12 of the Employment Agreement.

      Section 38. Procedure for Exercise.

            (a) The Option may be exercised with respect to Vested Shares, from time to time, in whole or in part (but for the purchase of whole Shares only), by delivery of a written notice (the "Exercise Notice") from the Optionee to the Secretary of the Company, which Exercise Notice shall:

                  (i) state that the Optionee elects to exercise the Option;

                  (ii) state the number and type (i.e. Option 1 Shares, Option 2 Shares) of Vested Shares with respect to which the Optionee is exercising the Option (the "Optioned Shares");

                  (iii) state the method of payment for the Optioned Shares;

                  (iv) include any representations of the Optionee required under Section 6; and

                  (v) state the date upon which the Optionee desires to consummate the purchase of such Vested Shares (which date must be prior to the termination of the Option).

            (b) Payment of the Option Price for the Vested Shares to be purchased on the exercise of the Option may be made in one of the following forms:

                  (i) cash or personal or certified check payable to the Company;

                  (ii) the surrender of previously acquired Shares that have been held by the Optionee for at least six months prior to the date of surrender;

                  (iii) with respect to the Option 1 Shares only, by authorizing the Company to withhold a number of Shares otherwise issuable pursuant to the exercise of the Option; or

                  (iv) following such time as the Common Stock is registered under the Securities Act, through a broker cashless exercise procedure approved by the Company, which approval shall not be unreasonably denied.

The Company hereby agrees that it shall use its commercially reasonable efforts to assist the Optionee in obtaining financing to pay the Option Price and in the event that the Optionee borrows funds to pay the Option Price, the Company shall guarantee such Optionee loan.

            (c) The Company shall be entitled to require as a condition of delivery of the Option Shares that the Optionee remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all current or estimated future federal, state and local income tax withholding and the employee's portion of any employment taxes related thereto. Such withholding obligation may be paid in one of the following forms:

                  (i) in cash or personal or certified check payable to the Company;

                  (ii) the surrender of previously acquired Shares that have been held by the Optionee for at least six months prior to the date of surrender;

                  (iii) with respect to the Option 1 Shares only, by authorizing the Company to withhold a number of Shares otherwise issuable pursuant to the exercise of the Option, provided, however, that in such event, the number of shares to be so withhold shall be calculated using the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the taxable event then applicable to the Option;

                  (iv) following such time as the Common Stock is registered under the Securities Act, through a broker cashless exercise procedure approved by the Company, which approval shall not be unreasonably denied; or

                  (v) The Company hereby agrees that it shall use its commercially reasonable efforts to assist the Optionee in obtaining financing to pay the withholding obligation and in the event that the Optionee borrows funds to satisfy such withholding obligation, the Company shall guarantee such Optionee loan.

            (d) The Optionee shall deliver to the Company a copy of any election filed by the Optionee with the Internal Revenue Service (the "IRS") under
Section 83(b) of the Code no later than 30 days following the filing of such election with the IRS.

      Section 39. No Rights as a Holder of Option Shares.

            The Optionee shall not have any rights or privileges of a stockholder of the Company with respect to the Option Shares until the date of payment for such Option Shares pursuant to the exercise of the Option.

      Section 40. Additional Provisions Related to Exercise.

            In the event of the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act relating to the Option Shares, the Optionee hereby represents and warrants, and by virtue of such exercise shall be deemed to represent and warrant, to the Company that the Option and the Option Shares are being acquired for investment only and not with a view to the distribution thereof, and the Optionee shall provide the Company with such further representations and warranties as the Board may require in order to ensure compliance with applicable federal and state securities, "blue sky" and other laws. No Option Shares shall be purchased upon the exercise of the Option unless and until the Company and the Optionee shall have complied with all applicable federal or state registration, listing and qualification requirements and all other requirements of law or of any Government Entity having jurisdiction. Each of the Company and the Optionee shall use reasonable efforts to comply with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any Governmental Entity having jurisdiction in connection with the exercise of the Option.

      Section 41. Restriction on Transfer of Option and Option Shares.

            The Option may not be Transferred by the Optionee except by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee; provided, however, that the Option may be Transferred by the Optionee during his lifetime to a member of his immediate family or to a trust established for the benefit of an immediate family member. If the Optionee dies, the Option shall thereafter be exercisable, during the period specified in Section 3, by the Optionee's Representatives to the full extent to which the Option was exercisable by the Optionee at the time of his death, subject to and in accordance with the provisions of Sections 3 and 4. The Option shall not be subject to execution, attachment or similar process. Any attempted Transfer of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

      Section 42. Restrictive Legend.

            (a) All certificates representing Option Shares issued upon exercise of the Option shall bear a legend (the "Restrictive Legend") substantially as set forth below:

            'THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF

            THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

            (b) The Restrictive Legend shall be removed from a certificate representing Option Shares if such Securities are sold pursuant to an effective registration statement under the Securities Act or there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel, as reasonably may be requested by the Company, to confirm that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such shares will not violate the registration and prospectus delivery requirements of the Securities Act.

      Section 43. Optionee's Employment.

            Nothing contained in this Agreement or in the Option shall confer upon the Optionee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Optionee's employment or to increase or decrease the Optionee's compensation at any time. The foregoing shall not be construed to modify the Optionee's rights under the Employment Agreement or any other agreement between the Optionee on the one hand and the Company or any Subsidiary on the other hand.

      Section 44. Definitions.

            As used in this Agreement, the following terms have the meanings set forth below:

            "Adjustment Event" means any increase or decrease in the number of issued shares of Common Stock resulting from a stock dividend or distribution, stock split, reverse stock split, reclassification or combination or other similar pro rata recapitalization event affecting the Common Stock or any other increase of decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.

            "Board" means the Board of Directors of the Company.

            "Business Day" means any day, other than a Saturday, Sunday or a day on which Banking institutions in the State of New York are authorized or obligated by law or executive order to close.

            "Cause" has the meaning assigned to such term in the Employment Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

            "Common Stock" means the common stock, $.001 par value per share, of the Company.

            "Company's Right Not To Extend" has the meaning assigned to such term in the Employment Agreement.

            "Employment Agreement" means the Employment Agreement, dated as of May ___, 2000, by and between the Company and the Optionee.

            "Existing Grant Dates" means the Grant Date.

            "Existing Non-Statutory Option Agreement" means the Non-Statutory Stock Option Agreement, dated as of February 29, 2000, by and between the Company and the Optionee.

            "Existing Option Price" means $15.00 per share of Common Stock.

            "Existing Option Shares" means 153,099 shares of Common Stock.

            "Good Reason" has the meaning assigned to such term in the Employment Agreement.

            "Governmental Entity" means any government or political subdivision or department thereof, any governmental or regulatory body, commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative dispute resolution body, in each case whether federal, state, local or foreign.

            "Involuntary Termination" has the meaning assigned to such term in the Employment Agreement.

            "NASDAQ" means The National Association of Securities Dealers, Inc.'s The Nasdaq National Market.

            "Optionee" has the meaning assigned to such term in the caption to this Agreement.

            "Optionee's Right Not To Extend" shall have the meaning assigned to "Employee's Right Not To Extend" in the Employment Agreement.

            "Person" shall be construed as broadly as possible and shall include an individual, a corporation, a company, an association, a joint stock company, a partnership (including a limited liability partnership), a limited liability company, a joint venture, a trust or an unincorporated organization and a Governmental Entity.

            "Plan" shall mean the Company's 2000 Stock Option Plan.

            "Poor or Incompetent Performance" has the meaning assigned to such term in the Employment Agreement.

            "Representatives" means, with respect to the Optionee, the Optionee's assigns, personal and legal representatives, executors, administrators, heirs, distributees, devisees, and legatees, as determined from time to time.

            "Resignation" has the meaning assigned to such term in the Employment Agreement.

            "SEC" means the United States Securities and Exchange Commission.

            "Securities" means, with respect to any Person, such Person's "securities," as defined in Section 2(1) of the Securities Act.

            "Shares" has the meaning assigned to such term in the preamble to this Agreement.

            "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the voting stock or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries.

            "Transfer" means, with respect to any Security, to sell, or in any other way transfer, assign, pledge, distribute, encumber or otherwise dispose of (including, without limitation, the pledge of such Security to any lender), such Security, either voluntarily or involuntarily and with or without consideration. The terms "Transferee," "Transferred" and other forms of the word "Transfer" shall have correlative meanings.

            "Vested Shares" means the Option Shares with respect to which the Option is exercisable at any particular time.

            Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Plan.

      Section 45. Optionee's Undertaking.

            The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

      Section 46. Corporate Transactions.

            In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Option shall become immediately vested and exercisable in full, and the Optionee shall have the right to exercise the Option as to all of the Option Shares, including

Option Shares as to which he would not otherwise be vested or able to exercise. If the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of 15 days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this
Section 12, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Optioned Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Optioned Share, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      Section 47. Indemnification.

            The Optionee shall indemnify and hold harmless the Company against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal fees and expenses), relating to or arising from the untruth, inaccuracy or breach of any of the representations, warranties or agreements of the Optionee contained in or as may be required by this Agreement.

      Section 48. Notices.

            All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (i) delivered personally to the recipient, (ii) transmitted by facsimile or electronic mail (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day and, in the latter case, with receipt acknowledged by the recipient by return electronic mail) if faxed or e-mailed before 5:00 p.m. (New York time) on a Business Day, and other-wise on the next Business Day, (iii) two Business Days after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) five Business Days after being sent to the recipient by registered or certified mail (post-age prepaid and return receipt requested). Such notices, demands and other communications shall be sent to the address for such recipient as set forth below (or to such other address or to the attention of such other person as the recipient party has specified by like notice):

                             If to the Company, to

                                    Opus360 Corporation
                                    39 West 13th Street, 3rd Floor
                                    New York, New York  10011
                                    Attention:  Richard Miller
                                    Telephone: (212) 884-6300
                                    Facsimile: (212) 559-8481
                                    E-Mail: rick@opus360.com

                             with a copy (which shall not constitute notice) to:

                                    O'Sullivan Graev & Karabell, LLP
                                    30 Rockefeller Plaza
                                    New York, New York  10112
                                    Attention: John J. Suydam, Esq.
                                    Telephone: (212) 408-2400
                                    Facsimile: (212) 728-5950
                                    E-Mail: jjs@ogk.com

                              if to the Optionee, to:

                                    Mary Anne Walk
                                    105 Greenwood Avenue
                                    Madison, NJ  07940
                                    Telephone: (973) 966-6357
                                    Facsimile: (973) 301-0825

      Section 49. The Plan.

            The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of the Plan shall control. A copy of the Plan may be obtained from the Company by the Optionee by request. The Optionee acknowledges that all of the Option Shares shall be subject to the provisions of the Certificate of Incorporation in addition to the provisions of this Agreement and the Plan.

      Section 50. General Provisions.

            (a) Complete Agreement. This Agreement amends and restates the Existing Non-Statutory Option Agreement in it entirety and this Agreement, together with the Employment Agreement and all other agreements or contracts being entered into by the Optionee with the Company as of the date hereof, embody the complete agreement and understanding between the Company and the Optionee and supersede and preempt any prior understandings, agreements or representations by or among the Company and the Optionee, written or oral, which may have related to the subject matter hereof in any way.

            (b) Successor and Assigns. This Agreement will be binding upon and inure to the benefit of the Company, the Optionee and each of their respective permitted successors and assigns; provided, however, that neither this Agreement nor any rights or obligations hereunder will be Transferable by the Optionee except as provided under Section 7.

            (c) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICTS OF LAWS PRINCIPLES THEREOF.

            (d) Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives all right to trial by jury in any action proceeding or counterclaim arising out of or relating to this Agreement.

            (e) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company (upon the written approval of the Board (excluding the Optionee if he should be a member of the Board at the time of such determination)) and the Optionee, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement or any provision hereof.

            (f) Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (g) Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

            (h) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is not a Business Day, the time period for giving notice or taking action shall be automatically extended to the immediately following Business Day.

            (i) Survival of Representations, Warranties and Agreements. All representations, warranties and agreements contained herein shall survive in perpetuity the consummation of the transactions contemplated hereby.

            (j) Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice-versa.

            (k) Construction. Where specific language (such as the word "including") is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

            (l) Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments or supplements hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

            IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Non-Statutory Option Agreement as of the date first written above.

                                        OPUS360 CORPORATION

                                        By:_______________________
                                              Name:
                                              Title:


                                        MARY ANNE WALK

                                        ___________________________